Filed pursuant to Rule 497(e)
Registration Nos. 333-174574; 811-22563

MAIRS & POWER FUNDS TRUST (the “Trust”)
Mairs & Power Small Cap Fund (the “Fund”)
August 20, 2021

Supplement to the Summary Prospectus, Prospectus and Statement of Additional Information,
each dated April 30, 2021, as previously supplemented

Allen Steinkopf, lead portfolio manager of the Fund, will be contributing to the management of the Fund in a reduced capacity as he takes time to focus on health issues.   Mr. Steinkopf will remain a co-manager of the Fund during this period.   Andrew R. Adams, a co-manager of the Fund, will re-assume the duties of lead portfolio manager and Christopher D. Strom will continue to serve as co-manager of the Fund.

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Please retain this supplement for your reference.